Victory Pioneer Bond VCT Portfolio
(the “Fund”)
Supplement dated February 6, 2026
to the Summary Prospectus dated March 31, 2025,
as in effect and as may be amended from time to time
The following replaces similar information under the heading “Principal Investment Strategy” in the section titled “Fund Summary”:
The Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
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